UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

ALLIS-CHALMERS ENERGY  INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

Item 7.01       Regulation FD Disclosure.

On November 3, 2009, Allis-Chalmers Energy Inc. (the “Company”) announced earnings results for the third quarter ended September 30, 2009.  A copy of the Company’s press release is attached as Exhibit 99.1.

The exhibit described above is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is being furnished solely to comply with Item 2.02 of Form 8-K and Regulation FD promulgated by the Securities and Exchange Commission.

Item 9.01.      Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: November 2, 2009	By:	/s/ Victor M. Perez
	Name:	Victor M. Perez
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 3, 2009.